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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SIGMA DESIGNS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SIGMA DESIGNS, INC.
1778 McCarthy Blvd.
Milpitas, CA 95035

December 19, 2007

Dear Shareholders:

        You are cordially invited to attend a Special Meeting of Shareholders, or Special Meeting, of Sigma Designs, Inc., or Sigma, on Friday, January 25, 2008, at 2:00 p.m. at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035 (telephone (408) 262-9003) to consider the proposals described below.

        The first proposal is for an amendment to our Second Restated Articles of Incorporation to increase our authorized capitalization. Currently, we have insufficient remaining capitalization to accomplish our corporate objectives, as described in the proxy statement. Consequently, the Board of Directors of Sigma, or Board, recommends that the shareholders vote for ratification of this proposal.

        The second proposal is for an amendment and restatement of the Sigma Designs, Inc. 2001 Stock Plan primarily for the purposes of expanding the types of equity awards that may be granted under the plan, adjusting the annual increase of shares that may be awarded under the plan and limiting the number of incentive stock options that may be granted under the plan. The approval of this plan will provide us with greater flexibility in designing and issuing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, including restricted stock awards, restricted stock unit awards, stock appreciation rights, and performance stock awards. We will also have the ability to utilize a broad array of equity incentives as well as offer greater numbers of equity incentives to secure and retain our service providers. Consequently, the Board recommends that the shareholders vote to approve this proposal.

        Whether or not you plan to attend the Special Meeting, please mark, sign, date, and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you give in your proxy card whether or not you attend the Special Meeting. You may, of course, attend the Special Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card in the enclosed return envelope.

Sincerely yours,
/s/ THINH Q. TRAN
Thinh Q. Tran President, Chief Executive Officer and Chairman of the Board

SIGMA DESIGNS, INC.
1778 McCarthy Blvd.
Milpitas, CA 95035

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on January 25, 2008

December 19, 2007

TO THE SHAREHOLDERS OF SIGMA DESIGNS, INC:

        The Special Meeting of Shareholders, or Special Meeting, of SIGMA DESIGNS, INC., a California corporation, or Sigma, will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035 (telephone (408) 262-9003), on Friday, January 25, 2008, at 2:00 p.m. local time, to consider and take action on:

        1.     An amendment to our Second Restated Articles of Incorporation to increase our authorized common stock to 100,000,000 shares;

        2.     An amendment and restatement of the Sigma Designs, Inc. 2001 Stock Plan (to be renamed the Sigma Designs, Inc. Amended and Restated 2001 Stock Plan) primarily for the purposes of expanding the types of equity awards that may be granted under the plan, adjusting the annual increase of shares that may be awarded under the plan and limiting the number of incentive stock options that may be granted under the plan; and

        3.     Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

        The discussion of the proposals set forth above are intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement. Only holders of record of our common stock on December 7, 2007, or Record Date, will be entitled to notice of and to vote at this Special Meeting, and any postponements or adjournments thereof.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON AND THE MANAGEMENT OF SIGMA HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

        Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

        The Board of Directors recommends a vote FOR the approval of the amendment to our Second Restated Articles of Incorporation and a vote FOR the approval of the amendment and restatement to the Sigma Designs, Inc. 2001 Stock Plan.

PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

YOUR VOTE IS IMPORTANT

SIGMA DESIGNS, INC.
1778 McCarthy Blvd.
Milpitas, CA 95035

PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held on January 25, 2008

December 19, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This Proxy Statement is being furnished to holders of common stock, no par value per share, or Common Stock, of Sigma Designs, Inc., a California corporation, or Sigma, in connection with the solicitation of proxies by the Board of Directors of Sigma, or Board, for use at our Special Meeting of Shareholders, or Special Meeting, to be held on Friday, January 25, 2008 at 2:00 p.m., local time, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035. Our telephone number at that location is (408) 262-9003.

        We intend to mail these proxy solicitation materials, which include this proxy statement, the Notice of Special Meeting of Shareholders, and the enclosed proxy card, on or about December 20, 2007 to all shareholders entitled to vote at the Special Meeting.

Record Date and Share Ownership

        Shareholders of record at the close of business on December 7, 2007 (which we will refer to as the "Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. We have one series of Common Stock issued and outstanding, designated as Common Stock, no par value. As of the Record Date, approximately 29,567,197 shares of our Common Stock were issued and outstanding and entitled to vote. (When used herein, the word "you" refers to our shareholders.)

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Special Meeting by (1) delivering a written notice of revocation or a duly executed proxy bearing a later date to our Secretary or (2) attending the Special Meeting and voting in person. If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attending the Special Meeting in and of itself will not constitute a revocation of a proxy. Any written notice of revocation or subsequent proxy should be delivered to Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035, Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the Special Meeting.

Voting and Solicitation

        Each shareholder entitled to vote at the Special Meeting is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Special Meeting.

        Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the approval of the amendment to our Second Restated Articles of Incorporation to increase our authorized common stock to 100,000,000 shares and (ii) FOR the approval of the amendment and restatement of the Sigma

Designs, Inc. 2001 Stock Plan primarily for the purposes of expanding the types of equity awards that may be granted under the plan, adjusting the annual increase of shares that may be awarded under the plan and limiting the number of incentive stock options that may be granted under the plan. No business other than the items set forth in the accompanying Notice of Special Meeting of Shareholders is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with his discretion.

        Expenses for the solicitation of proxies will be borne by us. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or letter. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Quorum; Abstentions; Broker Non-Votes

        A majority of the shares of Common Stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Special Meeting. Shares that are voted "FOR", "AGAINST" or "WITHHELD" are treated as being present at the meeting for purposes of establishing a quorum. Only shares that are voted "FOR" or "AGAINST" a matter will also be treated as shares entitled to vote, or Votes Cast, with respect to such matter.

        The affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment to our Second Restated Articles of Incorporation to increase our authorized Common Stock to 100,000,000 shares.

        The affirmative vote of a majority of Votes Cast is required to approve the amendment and restatement of the Sigma Designs, Inc. 2001 Stock Plan primarily for the purposes of expanding the types of equity awards that may be granted under the plan, adjusting the annual increase of shares that may be awarded under the plan and limiting the number of incentive stock options that may be granted under the plan.

        While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions or broker "non-votes", we believe that both abstentions and broker "non-votes" should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. We further believe that neither abstentions nor broker "non-votes" should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, we intend to treat abstentions and broker "non-votes" in this manner. Accordingly, abstentions and broker "non-votes" will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee (i) does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner or (ii) has discretionary power, but nevertheless refrains from voting on the proposal.

IMPORTANT

        PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE, SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE SPECIAL MEETING.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at a Special Meeting of Shareholders. The Special Meeting will be held at the principal executive offices of Sigma at 1778 McCarthy Blvd., Milpitas, California 95035 on January 25, 2008, at 2:00 p.m.

  This Proxy Statement summarizes the information regarding the matters to be voted upon at the Special Meeting. You do not need to attend the Special Meeting, however, to vote your shares. You may simply complete, sign, and return the enclosed proxy card in accordance with the instructions contained on the proxy card. If you hold shares of record as a registered shareholder, you can simplify your voting process and save Sigma expense by voting your shares by telephone at 1-866-540-5760 or on the Internet at http://www.proxyvoting.com/sigm twenty-four hours a day, seven days a week. Telephone and Internet voting are available through 11:59 p.m. Eastern Time the day prior to the Special Meeting. More information regarding telephone and Internet voting is given on the proxy card. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms' individual arrangements.

  On December 7, 2007, there were approximately 29,567,197 shares of our common stock outstanding. If you owned shares of our common stock at the close of business on the record date, you are entitled to one vote for each share of common stock you owned as of that date. We intend to mail this Proxy Statement on or about December 20, 2007 to all shareholders entitled to vote their shares at the Special Meeting.

Q:
How many votes do I have?

A:
You have one vote for each share of common stock that you owned on the record date. The enclosed proxy card indicates the number of shares.

Q:
How do I vote by proxy?

A:
If you properly cast your vote by either executing and returning the enclosed proxy card or submitting your proxy by telephone or Internet, and your vote is not subsequently revoked by you, your vote will be voted in accordance with your instructions. If you submit your proxy but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

•
"FOR" the approval of the amendment to our Second Restated Articles of Incorporation to increase our authorized common stock to 100,000,000 shares.

•
"FOR" the approval of the amendment and restatement of the Sigma Designs, Inc. 2001 Stock Plan primarily for the purposes of expanding the types of equity awards that may be granted under the plan, adjusting the annual increase of shares that may be awarded under the plan and limiting the number of incentive stock options that may be granted under the plan.

  If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time we printed this Proxy Statement, we knew of no matters that needed to be acted on at the Special Meeting other than those discussed in this Proxy Statement.

Q:
May my broker vote for me?

A:
Under the rules of the Financial Industry Regulatory Authority, if your broker holds your shares in its "street" name, the broker may vote your shares on routine matters even if it does not receive instructions from you. At the Special Meeting your broker may, without instructions from you, vote on the proposal to approve the amendment of our Second Restated Articles of Incorporation. However, you must return your proxy card, submit your proxy by telephone or Internet or attend the Special Meeting in order for your shares to be counted in the vote on the proposal to amend and restate the Sigma Designs, Inc. 2001 Stock Plan, unless you have made previous arrangements with your broker.

Q:
What are abstentions and broker non-votes?

A:
An abstention represents the action by a shareholder to refrain from voting "for" or "against" a proposal. "Broker non-votes" represent votes that could have been cast on a particular matter by a broker, as a shareholder of record, but that were not cast because the broker (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares or (ii) had discretionary voting authority, but nevertheless refrained from voting on the matter.

Q:
May I revoke my proxy?

A:
Yes. You may change your mind after you submit your proxy by following the procedures below. To revoke your proxy:

•
deliver a written notice of revocation or a duly executed proxy bearing a later date to our Secretary; or

•
attend the Special Meeting and vote in person.

  If you submitted your proxy by telephone or the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Q:
How do I vote in person?

A:
If you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on December 7, 2007, the record date for voting. Alternatively, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Special Meeting.

Q:
What is the quorum requirement for the meeting?

A:
The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to vote on the record date. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. However, both abstentions and broker non-votes on a particular matter will not be treated as shares entitled to vote on that matter.

Q:
What vote is required to approve the amendment to our Second Restated Articles of Incorporation?

A:
Approval of the amendment to our Second Restated Articles of Incorporation requires approval by a majority of the outstanding shares of our common stock. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Q:
What vote is required to approve the amendment and restatement to the Sigma Designs, Inc. 2001 Stock Plan?

A:
Approval of the amendment and restatement of the Sigma Designs, Inc. 2001 Stock Plan requires the approval by a majority of the shares present, in person or represented by proxy and entitled to vote at the Special Meeting.

Q:
Is voting confidential?

A:
We keep all the proxies and ballots private as a matter of practice.

Q:
What are the costs of soliciting these proxies?

A:
We will pay all the costs of soliciting these proxies. Our officers and employees also may solicit proxies by mail or in person. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Q:
Who should I call if I have any questions?

A:
If you have any questions about the Special Meeting, voting or your ownership of our common stock, please call us at (646) 259-2999 or send an e-mail to ir@sdesigns.com.

PROPOSAL ONE:
APPROVAL OF AN AMENDMENT TO OUR
SECOND RESTATED ARTICLES OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        Our Second Restated Articles of Incorporation currently permits us to issue up to an aggregate of 37,000,000 shares of capital stock, consisting of 35,000,000 shares designated as common stock, no par value and 2,000,000 shares of preferred stock, no par value; 50,000 of which have been designated Series A Preferred Stock, 5,000 of which have been designated Series B Preferred Stock, 3,000 of which have been designated Series C Preferred Stock and 35,000 of which have been designated Series D Participating Preferred Stock. Our Series D Participating Preferred Stock was designated in connection with the adoption of a preferred stock rights agreement. The only equity securities currently outstanding are shares of common stock.

        As of December 7, 2007, there were approximately 29,567,197 shares of our common stock issued and outstanding and approximately 358,054 shares of common stock reserved for future issuance under our stock incentive plans. Thus, approximately 669,615 authorized shares of common stock currently remain available for issuance.

        On November 1, 2007, the Board unanimously approved an amendment to our Second Restated Articles of Incorporation to permit us to issue up to an aggregate of 102,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock and 2,000,000 shares of preferred stock. The text of the proposed amendment is set forth below.

        The Board would like to increase the number of authorized shares of common stock to provide Sigma with flexibility to issue shares of common stock for general corporate purposes, which could include, among other uses, equity incentive plans, acquisitions of assets or businesses, financings, strategic partnering arrangements, stock splits or stock dividends. The availability of additional authorized shares of common stock would allow us to accomplish these goals, and other business and financial objectives, in the future without stockholder approval, except as may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. In addition to the more traditional uses described above, we could issue shares of our stock as a defense against efforts to obtain control of Sigma. The Board does not intend or view the increase in authorized shares of stock as an anti-takeover measure, nor is Sigma aware of any proposed or contemplated transaction of this type.

        If this proposal is approved, the newly authorized shares of common stock would have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares would not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders. If this proposal is not approved, we would be limited in our ability to respond quickly to opportunities to engage in various transactions involving issuances of common stock, such as financings, equity incentive plans, acquisitions of assets or businesses and strategic partnering arrangements.

        If approved, the first paragraph of Article III of our Second Restated Articles of Incorporation will be amended to read in its entirety as follows:

        "The Corporation is authorized to issue two classes of shares, designated 'Common Stock' and 'Preferred Stock.' The total number of shares which this Corporation is authorized to issue is 102,000,000. The number of Preferred Stock which this Corporation is authorized to issue is 2,000,000. The number of shares of Common Stock which this Corporation is authorized to issue is 100,000,000."

        Approval of this amendment to our Second Restated Articles of Incorporation requires approval by a majority of the outstanding shares of Common Stock. As a result, abstention and broker non-votes will have the same effect as a vote against the proposal. Holders of shares of our common stock do not have appraisal rights under California law or under the governing documents of Sigma in connection with this solicitation.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF OUR SECOND RESTATED ARTICLES OF INCORPORATION. Unless otherwise specified, the enclosed proxy will be voted FOR the approval of this Proposal.

PROPOSAL TWO:
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF
THE SIGMA DESIGNS, INC. 2001 STOCK PLAN

        We are requesting that the shareholders approve the Sigma Designs, Inc. Amended and Restated 2001 Stock Plan, which we refer to as the Amended and Restated Plan, in accordance with the regulations of the California Department of Corporations and our Second Restated Articles of Incorporation, as amended.

        The Board previously adopted the 2001 Stock Plan, which we refer to as the 2001 Plan, in April 2001 to replace our 1994 Option Plan, and the 2001 Plan was approved by our shareholders in June 2001. In November 2007, the Board resolved to amend and restate the 2001 Plan, subject to shareholder approval.

        Upon approval of the Amended and Restated Plan by the shareholders, all outstanding options granted under the 2001 Plan will remain subject to the terms of the 2001 Plan prior to its amendment and restatement. All stock awards granted after the effective date of the Amended and Restated Plan will be subject to the terms of the Amended and Restated Plan. The terms of the Amended and Restated Plan differ from those of the 2001 Plan in that the Amended and Restated Plan will allow us to offer restricted stock and stock units in addition to options to purchase shares of our common stock, have a modified version of a provision that provides for an annual increase in the shares available for issuance and limit the number of incentive stock options that may be granted, as more specifically described below.

        The Board amended and restated the 2001 Plan for the following reasons:

  •
  to provide a means to continue to offer a competitive equity compensation program to secure and retain the services of employees, directors, and consultants of Sigma and its affiliates, to provide a means by which such eligible individuals may be given an opportunity to benefit from increases in the value of the common stock through the grant of stock awards, and thereby align the long-term compensation and interests of those individuals with the shareholders; and

  •
  to limit the number of incentive stock options that may be granted under the Amended and Restated Plan in order to reflect the applicable statutory limitation.

        The approval of the Amended and Restated Plan will provide us with greater flexibility in designing equity incentives in an environment where a number of companies have moved from traditional option grants to other stock or stock-based awards, including restricted stock awards, restricted stock unit awards, stock appreciation rights and performance stock awards. Accordingly, the Amended and Restated Plan will allow us to utilize a broad array of equity incentives as well as offer greater numbers of equity incentives to secure and retain our service providers. We have no present intent to grant restricted stock or restricted stock units, but may do so in the future.

        Approval of the Amended and Restated Plan requires the approval by the majority of shares present, in person or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. Holders of shares of our common stock do not have appraisal rights under California law or under the governing documents of Sigma in connection with this solicitation. In the event approval is not obtained, the Amended and Restated Plan will not become effective.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SIGMA DESIGNS, INC. 2001 STOCK PLAN. Unless otherwise specified, the enclosed proxy will be voted FOR the approval of this Proposal.

        Set forth below is a summary of the Amended and Restated Plan, which is qualified in its entirety by the specific language of the plan. A copy of the Amended and Restated Plan presented for shareholder approval is attached to this Proxy Statement as Annex A. Shareholders are urged to read the complete text of the plan.

Background of the Amended and Restated Plan

        The Amended and Restated Plan may be administered by the Board or a committee of directors appointed by the Board, which we refer to as the plan administrator. Different committees with respect to different groups of service providers may administer the Amended and Restated Plan, which committees will be constituted to satisfy applicable laws. In the discretion of the Board, a committee may consist solely of two or more "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act, or solely of two or more "outside directors" within the meaning of section 162(m) of the Internal Revenue Code.

        The Amended and Restated Plan provides for the grant of options to purchase shares of common stock, restricted stock, and stock units. The 2001 Plan currently only permits the grant of options. Employees, non-employee directors and consultants of Sigma, a parent or a subsidiary of Sigma are eligible for the grant of restricted stock, stock units and nonstatutory stock options under the Amended and Restated Plan. Only employees of Sigma, a parent or a subsidiary are eligible for the grant of incentive stock options. As of November 3, 2007, 201 employees, 3 non-employee directors and 7 consultants were eligible to be considered for the grant of awards under the Amended and Restated Plan.

        The Board can amend or modify the Amended and Restated Plan at any time, with shareholder approval to the extent necessary and desirable to comply with applicable laws. The Amended and Restated Plan terminates on April 3, 2011, unless earlier terminated by the Board.

Shares Subject to the Amended and Restated Plan

        Under the 2001 Plan, the maximum aggregate number of shares that may be optioned, sold and awarded under the plan was an initial 500,000 shares plus an annual automatic increase of the lesser of (i) 1,000,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board.

        Under the Amended and Restated Plan, the annual automatic increase to be added on the first day of the Company's fiscal year for fiscal years ending in 2009 through 2012 will be an amount equal to the lesser of (i) 4% of the outstanding shares on such date or (ii) a lesser amount determined by the Board. In addition, under the Amended and Restated Plan, no more than 1,000,000 shares may be granted in the form of incentive stock options in any single fiscal year beginning with the fiscal year ending in 2009, and no more than 4,000,000 shares in the aggregate may be granted in the form of incentive stock options from February 3, 2008 through the termination date of the Plan. The shares may be authorized, but unissued, or reacquired common stock.

        No participant in the Amended and Restated Plan may receive option grants for more than 400,000 shares total in any fiscal year. However, in connection with his or her initial service, an employee, director or consultant may be granted options to purchase up to an additional 750,000 shares which will not count against the 400,000 option grant per fiscal year limitation.

        If an option expires or becomes unexercisable without having been exercised in full, if shares of restricted stock are forfeited, or if a stock unit is forfeited or terminates for any other reason before being settled, the unpurchased, forfeited or undelivered shares which were subject thereto will become available for future grant or sale under the Amended and Restated Plan (unless the plan has terminated).

        As of December 7, 2007 options (net of canceled or expired options) covering an aggregate of 5,277,719 shares of common stock had been granted under the 2001 Plan, and approximately 4,122 shares of common stock (plus any shares that might in the future be returned to the 2001 Plan as a result of the cancellation or expiration of outstanding options) remained available for future grants under the 2001 Plan.

        During the last fiscal year, Sigma granted options to purchase an aggregate of 230,000 shares of common stock under the 2001 Plan to current executive officers and directors at the exercise price of $11.06 per share and granted to employees and consultants (excluding executive officers) as a group, options to purchase 616,700 shares at exercise prices ranging from $8.89 to $25.70 per share.

        The closing price for our common stock on the NASDAQ Global Market as of December 17, 2007, was $62.71 per share.

Amended and Restated Plan Features

        The Amended and Restated Plan provides for various awards, which are described below:

Stock Options

        A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future.

        The exercise price of incentive stock options is set by the plan administrator but may not be less than 100% of the fair market value of the common stock on the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of Sigma's capital stock). The Internal Revenue Code currently limits to $100,000 the aggregate value of common stock for which incentive stock options may first become exercisable in any calendar year under the Plan or any other option plan adopted by Sigma. In the case of a nonstatutory stock option, the per share exercise price will be determined by the plan administrator, but if the nonstatutory stock option is intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the per share exercise price may not be less than 100% of the fair market value of the common stock on the date of grant.

        Subject to the terms of the Amended and Restated Plan, the plan administrator has the discretion to establish the terms of any specific award granted under the plan, including any vesting arrangement and exercise period. In general, options are subject to a one year cliff and vest annually at a rate of 20 percent (20%) per year. All of the shares will be fully vested on the fifth anniversary of the vesting start date.

        In no event may options granted under the Amended and Restated Plan be exercised more than 10 years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of Sigma's capital stock).

Restricted Share Awards and Restricted Stock Units

        Under the Amended and Restated Plan, restricted stock awards may be granted pursuant to a restricted stock award agreement, and restricted stock units may be granted pursuant to a stock unit agreement. These awards were not available for issuance under the 2001 Plan.

        Restricted stock is a share award that may be conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Subject to the terms of the Amended and Restated Plan, the plan administrator will determine the terms and conditions of any restricted stock award, including any vesting arrangement, which will be set forth in a restricted stock agreement to be entered into between Sigma and each grantee. Restricted stock may be awarded for such consideration as the plan administrator may determine, including without limitation cash, cash equivalents, full-recourse promissory notes, future services, or services rendered prior to the award, without a cash payment by the grantee.

        Restricted stock units give recipients the right to acquire a specified number of shares of stock, or in the plan administrator's discretion, the equivalent value in cash, at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the plan administrator and as set forth in a stock unit agreement. Subject to the terms of the Amended and Restated Plan, the plan administrator will determine the terms and conditions of any stock unit award, which will be set forth in a stock unit agreement to be entered into between Sigma and each grantee. Restricted stock units may be granted in consideration of a reduction in the recipient's other compensation, but no cash consideration is required of the recipient. Recipients of restricted stock units do not have voting or dividend rights, but may be credited with dividend equivalent compensation.

Recapitalizations, Stock Splits or Similar Capital Transactions

        In the event of a recapitalization, stock split or similar capital transaction, the plan administrator will make appropriate adjustment to the number of shares reserved for issuance under the Amended and Restated Plan, including the limitation regarding the total number of shares underlying options granted to an individual participant in any fiscal year, and other adjustments in order to preserve the benefits of outstanding awards under the plan.

Mergers

        Generally, if Sigma is a party to a merger or the sale of substantially all of the assets of Sigma, outstanding awards will be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for any outstanding award, in the case of options, the optionee will have the right to exercise the option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable, and in the case of restricted stock or stock units, the participant will fully vest in the restricted stock or the stock unit as to all of the shares subject to the stock unit.

New Plan Benefits

        Because grants under the Amended and Restated Plan are subject to the discretion of the plan administrator, awards that may be granted under the plan are undeterminable. Future exercise prices for options granted under the Amended and Restated Plan are also undeterminable because they will be based upon the fair market value of the common stock on the date of grant. Restricted stock units are settled on or after the vesting date in shares of common stock or, in our sole discretion, in cash.

Certain Federal Income Tax Consequences

        Optionees receiving Incentive Stock Options (ISO) granted under the Amended and Restated Plan will not recognize income upon grant or exercise of the option under the Internal Revenue Code unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of either of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.

        Optionees receiving Nonstatutory Stock Options (NSO) under the Amended and Restated Plan will not recognize any taxable income at the time of grant of the option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Internal Revenue Code provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

        The recipient of a restricted stock award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Internal Revenue Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.

        In the case of an award of restricted stock units, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery.

        Subject to certain limitations, Sigma is entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an award at the time such income is recognized. However, the deduction of compensation paid to certain executives may be subject to a $1,000,000 annual limit under Section 162(m) of the Internal Revenue Code.

        Any deferrals made under the Amended and Restated Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. Sigma intends to structure any deferrals and awards under the Amended and Restated Plan to meet the applicable tax law requirements.

        The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options, restricted stock or restricted stock units, or to Sigma. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder's death.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of November 15, 2007 about the number of shares of common stock beneficially owned and the percentage of common stock beneficially owned:

  •
  each person known to Sigma to be the beneficial owner of more than 5% of our common stock;

  •
  each of Sigma's directors;

  •
  each executive officer named under the section entitled "Executive Compensation," included in our Definitive Proxy Statement filed on June 1, 2007 with the Securities and Exchange Commission;

  •
  our Chief Financial Officer who joined Sigma on June 1, 2007; and

  •
  all of Sigma's directors and executive officers as a group.

        Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, California 95035.

        Sigma has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, Sigma believes, based on the information furnished to Sigma, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 29,366,425 shares of common stock outstanding on November 15, 2007. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to options which are currently exercisable or exercisable within 60 days of November 15, 2007 are deemed to be outstanding. Sigma has not deemed these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent Beneficially Owned
5% Shareholders
Entities associated with Galleon Management, L.L.C.(2)	1,215,750	4.1%
Named Executive Officers and Directors
Thinh Q. Tran(3)	1,296,793	4.3
Thomas E. Gay III	—	—
Silvio Perich(4)	30,083	*
Jacques Martinella(5)	148,382	*
Kit Tsui(6)	234,350	*
Kenneth Lowe(7)	23,916	*
William J. Almon(8)	58,297	*
Julien Nguyen(9)	28,366	*
Lung C. Tsai(10)	20,000	*
All directors and executive officers as a group (9 persons)(11)	1,840,187	6.0%

*
Represents less than 1% of Sigma's common stock.

(1)
The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2)
Based solely on a Schedule 13G filed with the SEC on May 17, 2007. The reported securities are held by various funds affiliated with Galleon Management, L.L.C. Raj Rajaratnam reports shares voting and dispositive power over all of the reported securities. Mr. Rajaratnam disclaims any beneficial ownership of the reported shares, except to the extent of any pecuniary interest therein. The mailing address is c/o Galleon Management, L.P., 590 Madison Avenue, 34th Floor, New York, NY 10022.

(3)
Includes 755,500 shares issuable upon exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter; and 213,293 shares of common stock held by Thinh Q Tran's family trust and 38,000 shares of common stock held by his four children's trusts (9,500 shares each). Mr. Tran disclaims beneficial ownership of the common stock held by these trusts.

(4)
Includes 27,083 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(5)
Includes 125,000 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(6)
Includes 123,833 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(7)
Includes 23,916 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(8)
Includes 0 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(9)
Includes 21,875 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(10)
Includes 20,000 shares issuable upon the exercise of outstanding options which were exercisable at November 15, 2007 or within 60 days thereafter.

(11)
Includes 1,097,207 shares issuable upon the exercise of outstanding options held by nine officers and directors which were exercisable at November 15, 2007 or within 60 days thereafter.

Equity Compensation Plan Information

        The following table sets forth required information for our equity compensation plans as of February 3, 2007:

		Weighted- average exercise price of outstanding options, warrants, and rights
			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)(2)(3)
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights
Plan Category
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,466,362	$5.92	458,936
Equity compensation plans not approved by security holders	—	—	—

Totals	5,466,362	$5.92	458,936

(1)
The 2001 Plan contains a provision that automatically increases the number of shares reserved for issuance on the first day of Sigma's fiscal year of each succeeding year by the lesser of (i) 1,000,000 shares, (ii) 4% of our outstanding common stock on the first day of the fiscal year or (iii) the number of shares determined by the board of directors. On February 4, 2007, the number of securities remaining available for future issuance under equity compensation plans increased by 916,157 shares. If Proposal Two contained herein is approved by the shareholders, then, on the first day of the Sigma's fiscal year, the number of shares reserved under the Amended and Restated Plan will be subject to an automatic increase equal to the lesser of (i) 4% of the outstanding shares on such date or (ii) a lesser amount determined by the Board.

(2)
The 2001 Employee Stock Purchase Plan contains a provision that automatically increases the number of shares reserved for issuance on the first day of Sigma's fiscal year of each succeeding year by the lesser of (i) 500,000 shares, (ii) 2% of our outstanding common stock on the first day of the fiscal year or (iii) the number of shares determined by the Board. On February 4, 2007, the number of securities remaining available for future issuance under 2001 Employee Stock Purchase Plan increased by 433,078 shares. In a subsequent action taken by the Board, the Board reduced the number of securities remaining available for future issuance under the 2001 Employee Stock Purchase Plan by 408,078 shares.

(3)
Includes 226,292 shares reserved for future issuance under the 2001 Employee Stock Purchase Plan and 232,644 shares reserved for future issuance under the 2001 Plan.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

        Only one proxy statement is being delivered to shareholders sharing an address, unless such shareholders have notified Sigma of their desire to receive multiple copies of the proxy statement. Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement to a shareholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to Investor Relations at the Company's address. Shareholders residing at the same address and currently receiving only one copy of the proxy statement may contact Investor Relations to request multiple copies of the proxy statement in the future. Shareholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Investor Relations to request that only a single copy of the proxy statement be mailed in the future. Contact Investor Relations by phone at (646) 259-2999, by fax at (408) 957-9741, by mail to Investor Relations, Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, CA 95035, or by e-mail to ir@sdesigns.com.

PROPOSALS FROM SHAREHOLDERS

        Proposals of shareholders of Sigma that are intended to be presented by a shareholder at Sigma's fiscal 2009 Annual Meeting must be received by the Secretary of Sigma no later than February 7, 2008 in order that they may be included in Sigma's proxy statement and form of proxy relating to that meeting. Such shareholder must comply with the provisions of Sigma's Bylaws and the applicable rules of Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that section. If you wish to obtain a free copy of Sigma's Bylaws, please contact Investor Relations, Sigma Designs, Inc., 1778 McCarthy Blvd., Milpitas, CA 95035.

        If a shareholder intends to submit a proposal at Sigma's fiscal 2009 Annual Meeting which is not submitted in time to be eligible for inclusion in the proxy statement relating to that meeting, the shareholder must give timely written notice to the Secretary of Sigma at the principal executive officers of Sigma not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the meeting; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty days from the one year anniversary of the date of the previous year's meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of 120 days in advance of such meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Such shareholder must also comply with any other applicable provisions of Sigma's Bylaws and applicable law. If such a shareholder fails to comply with the foregoing notice provisions, the proposal may not be brought before the meeting.

OTHER MATTERS

        We know of no other matters to be voted on at the Special Meeting or any adjournment or postponement of the meeting. If, however, other matters are presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their best judgment on those matters.

By Order of the Board of Directors:
/s/ THINH Q. TRAN
SIGMA DESIGNS, INC. Thinh Q. Tran President, Chief Executive Officer and Chairman of the Board

Annex A

Sigma Designs, Inc.
Amended and Restated 2001 Stock Plan

(as amended and restated effective December [    ], 2007)

        1.    Purposes of the Plan.    The purposes of this 2001 Stock Plan are:

    •
    to attract and retain the best available personnel for positions of substantial responsibility,

    •
    to provide additional incentive to Employees, Directors and Consultants, and

    •
    to promote the success of the Company's business.

  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Shares and Stock Units may also be granted under the Plan.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)    "Administrator"    means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)    "Applicable Laws"    means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options, Restricted Shares or Stock Units are, or will be, granted under the Plan.

          (c)    "Board"    means the Board of Directors of the Company.

          (d)    "Code"    means the Internal Revenue Code of 1986, as amended.

          (e)    "Committee"    means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)    "Common Stock"    means the common stock of the Company.

          (g)    "Company"    means Sigma Designs, Inc., a California corporation.

          (h)    "Consultant"    means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)    "Director"    means a member of the Board.

          (j)    "Disability"    means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k)    "Employee"    means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a

  Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l)    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

          (m)    "Fair Market Value"    means, as of any date, the value of Common Stock determined as follows:

      (i)
      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (ii)
      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

      (iii)
      In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n)    "Incentive Stock Option"    means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)    "Nonstatutory Stock Option"    means an Option not intended to qualify as an Incentive Stock Option.

          (p)    "Notice of Grant"    means a written or electronic notice evidencing certain terms and conditions of an individual Option, Restricted Share or Stock Unit grant. The Notice of Grant is part of the Option Agreement, Restricted Share Agreement or Stock Unit Agreement.

          (q)    "Officer"    means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)    "Option"    means a stock option granted pursuant to the Plan.

          (s)    "Option Agreement"    means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t)    "Optioned Stock"    means the Common Stock subject to an Option or Stock Purchase Right.

          (u)    "Optionee"    means the holder of an outstanding Option granted under the Plan.

          (v)    "Parent"    means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w)    "Participant"    shall mean a person who holds an Option, Restricted Share or Stock Unit.

          (x)    "Plan"    means this Sigma Designs, Inc. 2001 Stock Plan.

          (y)    "Restricted Share"    means a Share awarded under the Plan.

          (z)    "Restricted Share Agreement"    means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

          (aa)    "Rule 16b-3"    means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb)    "Section 16(b)"    means Section 16(b) of the Exchange Act.

          (cc)    "Service Provider"    means an Employee, Director or Consultant.

          (dd)    "Share"    means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

          (ee)    "Stock Unit"    means a bookkeeping entry representing the Company's obligation to deliver one Share (or distribute cash) on a future date in accordance with the terms, conditions and restrictions of a Stock Unit Agreement.

          (ff)    "Stock Unit Agreement"    means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

          (gg)    "Subsidiary"    means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.

    (a)
    Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be optioned, sold and awarded under the Plan is 500,000 Shares plus an annual increase to be added on the first day of the Company's fiscal year for fiscal years ending in 2003 through 2008 equal to the lesser of (i) 1,000,000 shares, (ii) 4% of the outstanding shares on such date or (iii) a lesser amount determined by the Board, and an annual increase to be added on the first day of the Company's fiscal year for fiscal years ending in 2009 through 2012, equal to the lesser of (i) 4% of the outstanding shares on such date or (ii) a lesser amount determined by the Board; provided, however, that no more than 1,000,000 shares may be granted in the form of incentive stock options in any single fiscal year beginning with the fiscal year ending in 2009, and no more than 4,000,000 shares in the aggregate may be granted in the form of incentive stock options from February 3, 2008 through the termination date of the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

    (b)
    If an Option expires or becomes unexercisable without having been exercised in full, if Restricted Shares are forfeited, or if a Stock Unit is forfeited or terminates for any other reason before being settled, the unpurchased, forfeited or undelivered Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of restricted stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

      (i)
      Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

      (ii)
      Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

      (iii)
      Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

      (iv)
      Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

      (v)
      Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

      (vi)
      to determine the Fair Market Value;

      (vii)
      to select the Service Providers to whom Options, Restricted Shares and Stock Units may be granted hereunder;

      (viii)
      to determine the number of shares of Common Stock to be covered by each Option, Restricted Share award and Stock Unit granted hereunder;

      (ix)
      to approve forms of agreement for use under the Plan;

      (x)
      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, Restricted Share award or Stock Unit granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the purchase price for Restricted Shares, the time or times when Options may be exercised, Restricted Shares shall vest or Stock Units may be settled (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Unit (or the shares of Common Stock relating thereto) or Restricted Share, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

      (xi)
      to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

      (xii)
      to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

      (xiii)
      to modify or amend each Option, Restricted Share or Stock Unit (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

      (xiv)
      to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or settlement of a Stock Unit or to be released upon vesting of a Restricted Share, that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

      (xv)
      to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, Restricted Share or Stock Unit previously granted by the Administrator;

      (xvi)
      to make all other determinations deemed necessary or advisable for administering the Plan.

          (b)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants.

        5.    Eligibility.    Nonstatutory Stock Options, Restricted Shares and Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    Limitations.

    (a)
    Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

    (b)
    Neither the Plan nor any Option, Restricted Share or Stock Unit shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

    (c)
    The following limitations shall apply to grants of Options:

    (i)
    No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 400,000 Shares.

    (ii)
    In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 750,000 Shares, which shall not count against the limit set forth in subsection (i) above.

    (iii)
    The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

    (iv)
    If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        7.    Term of Plan.    Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

        8.    Term of Option.    The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

        9.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

      (i)
      In the case of an Incentive Stock Option

      (A)
      granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

      (B)
      granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (ii)
      In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

      (iii)
      Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

      (i)
      cash;

      (ii)
      check;

      (iii)
      promissory note;

      (iv)
      other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

      (v)
      consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

      (vi)
      a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

      (vii)
      any combination of the foregoing methods of payment; or

      (viii)
      such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.    Exercise of Option.

          (a)    Procedure for Exercise; Rights as a Shareholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

    An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

    Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Relationship as a Service Provider.    If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)    Disability of Optionee.    If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)    Death of Optionee.    If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the Option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Optionee's death. If, at the time of death, Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

        11.    Restricted Shares.

          (a)    Restricted Stock Agreement.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

          (b)    Payment for Awards.    Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

          (c)    Vesting.    Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

          (d)    Voting and Dividend Rights.    The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

          (e)    Restrictions on Transfer of Shares.    Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

        12.    Stock Units.

          (a)    Stock Unit Agreement.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

          (b)    Payment for Awards.    To the extent that an award is granted in the form of Stock Units, no cash consideration shall be required of the award recipients.

          (c)    Vesting Conditions.    Each Stock Unit may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

          (d)    Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Administrator's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

          (e)    Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Administrator. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. Until a Stock Unit is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 14(a).

          (f)    Death of Recipient.    Any Stock Unit award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Unit award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the award recipient, then any Stock Unit award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

          (g)    Creditors' Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

        13.    Non-Transferability of Options, Restricted Shares and Stock Units.    Unless determined otherwise by the Administrator, an Option, Restricted Share or Stock Unit may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and in the case of an Option may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option, Restricted Share, or Stock Unit transferable, such Option, Restricted Share or Stock Unit shall contain such additional terms and conditions as the Administrator deems appropriate.

        14.    Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

          (a)    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of Stock Units subject to an outstanding award and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options, Restricted Shares or Stock Units have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Unit or forfeiture of a Restricted Share, the number of Shares that may be added annually to the Plan and the number of Shares that may be issued as incentive stock options pursuant to Section 3(a), and the number of shares of Common Stock as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Unit.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. The Administrator in its discretion may provide that a Participant shall fully vest in his or her Restricted Shares or in a Stock Unit as to all of the Shares subject to the Stock Unit, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or settled, an Option or Stock Unit will terminate immediately prior to the consummation of such proposed action. To the extent Restricted Shares have not been previously vested, such Shares will be forfeited immediately prior to the consummation of such proposed action.

          (c)    Merger or Asset Sale.    In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, Restricted Share and Stock Unit shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, Restricted Share or Stock Unit, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, and the Participant shall fully vest in the Restricted Shares or the Stock Unit as to all of the Shares

  subject to the Stock Unit. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, Restricted Share or Stock Unit shall be considered assumed if, following the merger or sale of assets, the option, share or unit confers the right to purchase or receive, for each Share subject to the Option or Stock Unit or for each Restricted Share immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or the vesting of a Restricted Share or the settlement of the Stock Unit, for each Share subject to the Option or Stock Unit or for each Restricted Share, to be solely common stock of the successor corporation or its Parent equal in fair market value (at the time of the transaction) to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        15.    Date of Grant.    The date of grant of an Option, Restricted Share or Stock Unit shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Restricted Share or Stock Unit or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

        16.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)    Shareholder Approval.    The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

        17.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise or settlement of an Option or Stock Unit, nor shall Shares be released upon the vesting of Restricted Shares, unless the exercise or settlement of such Option or Stock Unit or the vesting of Restricted Shares and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)    Investment Representations.    As a condition to the exercise of an Option or the settlement of a Stock Unit or the grant or vesting of Restricted Shares, the Company may require Participant to represent and warrant at the time of any such exercise or settlement that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        18.    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        19.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        20.    Shareholder Approval.    The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

PROXY SIGMA DESIGNS, INC. PROXY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

December 19, 2007

The undersigned shareholder of Sigma Designs, Inc., or Sigma, hereby appoints Thinh Q. Tran and Thomas E. Gay III and each of them, with power of substitution to each, true and lawful attorneys,

agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all the shares of common stock of Sigma held of record by the undersigned on

December 7, 2007, at the Special Meeting of Shareholders of Sigma to be held on Friday, January 25, 2008 at 2:00 p.m., local time, at Sigma’s principal executive offices at 1778 McCarthy Blvd, Milpitas,

California 95035, and any adjournments or postponements thereof.

(Continued, and to be signed on the other side)

FOLD AND DETACH HERE

Address Change/Comments (Mark the corresponding box on the reverse side)

The Board of Directors recommends a vote FOR Items 1 and 2.

Please

Mark Here

for Address

Change or

Comments

SEE REVERSE SIDE

FOR AGAINST ABSTAIN

1. Amendment of our Second Restated Articles of Incorporation to increase the number of authorized shares of our Common Stock by 65,000,000 shares from 35,000,000 shares to a total of 100,000,000 shares.

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted

“FOR” Proposal 1, and as said proxies deem advisable on such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, Proxy Statement dated December 19, 2007.

FOR AGAINST ABSTAIN

2. Amendment and restatement of the Sigma Designs, Inc. 2001 Stock Plan primarily for the purpose of expanding the types of equity awards that may be granted under the plan, adjusting the annual increase of shares that may be optioned and sold under the plan and limiting the number of incentive stock options that may be granted under the plan

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted

“FOR” Proposal 2, and as said proxies deem advisable on such other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders, Proxy Statement dated December 19, 2007

Please mark, sign and date this proxy and

return it promptly whether you plan to attend

the meeting or not. If you do attend, you

may vote in person if you desire.

Signature Signature if held jointly Dated , 2007

Please sign exactly as name appears hereon. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign and give their full title. If a corporation, please sign in full corporate name by an authorized officer. If a partnership please sign in partnership name by an authorized person.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.

INTERNET

http://www.proxyvoting.com/sigm

Use the internet to vote your proxy.

Have your proxy card in hand

when you access the web site.

OR

TELEPHONE

1-866-540-5760

Use any touch-tone telephone to

vote your proxy. Have your proxy

card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect®

at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

QuickLinks

IMPORTANT
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
PROPOSAL ONE: APPROVAL OF AN AMENDMENT TO OUR SECOND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL TWO: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE SIGMA DESIGNS, INC. 2001 STOCK PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS
PROPOSALS FROM SHAREHOLDERS
OTHER MATTERS
  Annex A
Sigma Designs, Inc. Amended and Restated 2001 Stock Plan